Exhibit 10.1

Execution Version

WAIVER AND AMENDMENT AGREEMENT

This WAIVER AND AMENDMENT AGREEMENT (this “Agreement”) is made as of August 26, 2015 (the “Waiver/Amendment Effective Date”), by and among (a) Allied Nevada Gold Corp., a Delaware corporation (“ANV”), and its undersigned direct and indirect subsidiaries (together with ANV, the “Debtors”), (b) the Requisite Consenting Noteholders (as defined in the Amended RSA (as defined below)), and (c) the Requisite Secured Lenders (as defined in the Amended RSA). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Amended RSA.

PRELIMINARY STATEMENTS:

WHEREAS, on July 23, 2015, the Debtors entered into that certain Amended and Restated Restructuring Support Agreement (the “Amended RSA”) with the entities party thereto as “Creditor Parties” thereunder, which amended and restated in its entirety that certain Restructuring Support Agreement, dated as of March 10, 2015, pursuant to which the Debtors and such Creditor Parties agreed to implement a restructuring and reorganization as set forth in the Modified Plan;

WHEREAS, the Debtors, the Ad Hoc Group of Senior Unsecured Noteholders (the “Ad Hoc Group”), and the Official Committee of Unsecured Creditors (the “Creditors Committee”) have reached an agreement in principle as to certain modifications to the Modified Plan, as set forth in greater detail in the Notice of Agreements in Principle with Official Committee of Unsecured Creditors and Official Committee Of Equity Security Holders [Docket No. 864] (the “Notice”);

WHEREAS the Debtors, the Ad Hoc Group, and the Official Committee of Equity Security Holders (the “Equity Committee”) have reached an agreement in principle as to certain modifications to the Modified Plan (together with the agreements in principle reached with the Creditors Committee, the “Agreements in Principle”), as set forth in greater detail in the Notice;

WHEREAS, as a result of the Agreements in Principle, the Parties have agreed to modify the Restructuring Transaction as set forth herein;

WHEREAS, the Debtors have requested that the Requisite Consenting Noteholders and the Requisite Secured Lenders grant certain waivers and consents under the Amended RSA and amend the Amended RSA in certain respects, all as set forth herein; and

WHEREAS, the Requisite Consenting Noteholders and the Requisite Secured Lenders are willing to grant such consents and waivers, and to amend the Amended RSA, on the terms, subject to the conditions and in reliance on the representations and warranties set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Amendments to the Amended RSA.

(a) Effective as of the Waiver/Amendment Effective Date, Exhibit A to the Amended RSA is hereby amended and replaced with Exhibit A attached hereto and, for the avoidance of doubt, Exhibit A attached hereto shall constitute the Modified Plan under the Amended RSA.

(b) Effective as of the Waiver/Amendment Effective Date, Section 2(m) of the Amended RSA is amended and restated in its entirety to read as follows:

““Disclosure Statement” means the disclosure statement for the Modified Plan that is prepared and distributed in accordance with, among other things, sections 1125, 1126(b), and 1145 of the Bankruptcy Code, Rule 3018 of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) and other applicable law, and all exhibits, schedules, supplements, modifications and amendments thereto, all of which shall be materially consistent with this Agreement and otherwise in form and substance reasonably acceptable to the Debtors, the Requisite Consenting Noteholders and the Requisite Secured Lenders; provided, however, that any provisions therein that are, or that relate to, (i) the Reorganized Debtors’ organizational matters (including any certificates of formation, articles of incorporation, bylaws, limited liability company agreements, partnership agreements, stockholders’ agreements, registration rights agreements, investor rights agreements, other organizational documents, and any other comparable documents or agreements), (ii) the Reorganized Debtors’ corporate governance matters (including matters related to boards of directors and comparable governing bodies and appointment rights, indemnification and fiduciary duties, and procedural matters with respect thereto), (iii) the New Common Stock, the New Warrants or any other equity or rights convertible into equity of the Reorganized Debtors, (iv) the Schedule of Assumed Executory Contracts and Unexpired Leases, (v) employment agreements, employee benefit plans, compensation arrangements, severance arrangements and any other agreement, plan, arrangement, program, policy or other arrangement relating to employment-related matters, and/or (vi) any other matters, agreements, or documents governing rights and obligations solely as between the Reorganized Debtors and the holders of any Securities in any of the Reorganized Debtors (in their capacity as such), in each case, unless (A) materially adverse to the Secured Lenders or (B) related to (x) the Secured Lenders, the Credit Agreement, the Swaps, the treatment of the ABL Claims or the Swap Claims, or the documents listed in clause (viii) of the definition of “Restructuring Documents”; (y) any documentation relating to the DIP Facility, the New First Lien Term Loan Credit Facility, New Intercreditor Agreement, or the Exit Facility; or (z) any other documentation relating to the use of cash collateral or any exit financing (such matters, agreements and documents referred to in clauses (i)-(vi) above (unless excluded by the foregoing clauses (A) and (B)), collectively, the “Excluded Matters”), shall not be required to be reasonably acceptable to the Requisite Secured Lenders.”

(c) Effective as of the Waiver/Amendment Effective Date, Section 2(ff) of the Amended RSA is amended and restated in its entirety to read as follows:

““Restructuring Documents” means all agreements, instruments, pleadings, orders or other documents (including all exhibits, schedules, supplements, appendices, annexes and attachments thereto) that are utilized to implement or effectuate, or that otherwise relate to, this Agreement, the Modified Plan and/or the Restructuring Transaction, including, but not limited to, (i) the Plan Supplement, (ii) the Disclosure Statement and any motion seeking the approval thereof, (iii) the Disclosure Statement Order, (iv) the Confirmation Order, (v) the RSA Assumption Motion and the RSA Order, (vi) any “first day” motions (the “First Day Motions”), (vii) the ballots, the motion to approve the form of the ballots and the Solicitation, and the order of the Bankruptcy Court approving the form of the ballots and the Solicitation, (viii) any documentation relating to the DIP Facility, the New First Lien Term Loan Credit Facility, the New Intercreditor Agreement, the New Second Lien Convertible Notes Definitive Agreement, the New Warrant Agreement, the Exit Facility and the Exit Facility Commitment Letter, and (ix) any documentation relating to the use of cash collateral, distributions provided to the holders of any Claims and Interests, any exit financing, organizational documents, shareholder-related agreements or other related documents, each of which shall contain terms and conditions materially consistent with this Agreement, the Restructuring Term Sheet and the Modified Plan and shall otherwise be in form and substance acceptable to the Debtors, the Requisite Consenting Noteholders, the Requisite Exit Facility Lenders and, as and to the extent required pursuant to this Agreement, the Requisite Secured Lenders.”

(d) Effective as of the Waiver/Amendment Effective Date, Section 4(a)(iv)(A) of the Amended RSA is amended and restated in its entirety to read as follows:

“file the Modified Plan, the Disclosure Statement, and the proposed order for approval of the Disclosure Statement and associated Solicitation procedures no later than 1 calendar day after the Waiver/Amendment Effective Date.”

2. Waiver of Creditor Party Termination Events. Effective as of the Waiver/Amendment Effective Date, the Requisite Consenting Noteholders and the Requisite Secured Lenders grant all waivers and consents that may be necessary or required under the Amended RSA to waive the Creditor Party Termination Events arising under Sections 5(a)(i), 5(a)(ii), 5(a)(xi) and 5(a)(xii) of the Amended RSA as a result of (a) with respect to Section 5(a)(i), the breach in any material respect (without giving effect to any “materiality” qualifiers therein) by the Debtors of any of their covenants, obligations, representations or warranties contained in the Amended RSA (other than covenants set forth in Section 4(a)(iv) therein), (b) with respect to Section 5(a)(ii), the Debtors’ failure to satisfy any of the covenants set forth in Section 4(a)(iv)(A) of the Amended RSA, as it relates to the Modified Plan, the Disclosure Statement, and the proposed order for approval of the Disclosure Statement and associated Solicitation procedures, (c) with respect to Section 5(a)(xi), the Debtors’ withdrawal of the Modified Plan or public announcement of their intention to withdraw the Modified Plan or to pursue an Alternative Transaction, and (d) with respect to Section 5(a)(xii), the waiver, amendment or modification of the Modified Plan or any of the other Restructuring Documents, in each case of the foregoing (a), (b), (c) and (d), solely with respect to the amendments to the Amended RSA, the Modified Plan and the Disclosure Statement granted pursuant to Section 1 of this Agreement.

3. Waiver of Debtor Termination Event. Effective as of the Waiver/Amendment Effective Date, the Debtors grant all waivers and consents that may be necessary or required under the Amended RSA to waive the Debtor Termination Event arising under Section 5(b)(i) of the Amended RSA as a result of the breach in any material respect (without giving effect to any “materiality” qualifiers set forth therein) by one or more Consenting Noteholders of any of their covenants, obligations, representations or warranties contained in the Amended RSA such that the non-breaching Consenting Noteholders own or control less than 66-2/3% in principal amount of the Notes, solely with respect to the amendments to the Amended RSA, the Modified Plan and the Disclosure Statement granted pursuant to Section 1 of this Agreement.

4. Continued Effect of the Amended RSA. Except as expressly provided herein, this Agreement shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Amended RSA, all of which are ratified and confirmed in all respects by the parties hereto and shall continue in full force and effect.

5. Effectiveness.

This Agreement shall become effective and binding upon:

(a) the Creditor Parties on the date when counterpart signature pages to this Agreement have been executed and delivered by the Debtors and each of the Consenting Noteholders and the Secured Lenders; provided, however, that signature pages executed by the Creditor Parties shall be delivered to (i) other Creditor Parties in a redacted form that removes the Creditor Parties’ holdings of Claims and Interests, and (ii) the Debtors in an unredacted form; and

(b) the Debtors on the later of the date upon which the Bankruptcy Court enters the Disclosure Statement Order and the RSA Order; provided, however, that the Debtors shall execute and deliver to the Creditor Parties this Agreement concurrently with the execution by the Creditor Parties.

With respect to any Creditor Party that becomes or has become a party to the Amended RSA by executing and delivering a Joinder Agreement after the Waiver/Amendment Effective Date, this Agreement shall become effective and binding as to such Creditor Party at the time such Joinder Agreement is delivered to the Debtors.

6. Entire Agreement. This Agreement, together with the Amended RSA, constitutes the entire agreement of the parties hereto, and supersedes all other prior negotiations, with respect to the subject matter hereof. Except as modified by this Agreement, the Amended RSA shall continue in full force and effect. Each reference to the Amended RSA hereafter made in any document, agreement, instrument, notice or communication shall mean and be a reference to the Amended RSA as modified hereby.

7. Severability. If any provision of this Agreement, or the application of any such provision to any Person or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof shall continue in full force and effect.

8. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this Agreement may be delivered by facsimile or otherwise, which shall be deemed to be an original for the purposes of this Section 8.

9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the Waiver/Amendment Effective Date.

Allied Nevada Gold Corp.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	EVP & CFO

Allied Nevada Gold Holdings LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

Allied VGH Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

Allied VNC Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

ANG Central LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

ANG Cortez LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

ANG Eureka LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

ANG North LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

ANG Northeast LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

ANG Pony LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

Hasbrouck Production Company LLC

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

Hycroft Resources & Development, Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

Victory Exploration Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

Victory Gold Inc.

By:	/s/ Stephen M. Jones
Name:	Stephen M. Jones
Title:	CFO

CONSENTING NOTEHOLDER

By:
Name:
Title:

Notice Address:

Facsimile:
Attention:

Principal Amount of Note Claims:
$

Principal Amount of Other Claims:
$

Equity Interests:

SECURED LENDER

By:
Name:
Title:

Notice Address:

Facsimile:
Attention:

Principal Amount of ABL Claims:
$

Notional Amount of Swap Claims:
$

Equity Interests:

Exhibit A

For the Amended Joint Chapter 11 Plan of Reorganization, see Exhibit 99.1 to the Nevada Gold Corp. Form 8-K for August 26, 2015.